American Beacon Money Market Select Fund

Supplement date September 30, 2011
to the
Statement of Additional Information (“SAI”) dated April 29, 2011

This Supplement describes certain changes to the American Beacon Money Market Select Fund.  These changes will not affect the value of your investment.

The American Beacon Money Market Select Fund (the “Money Market Fund”) no longer invests all of its investable assets in the Money Market Portfolio (the “Portfolio”) of the American Beacon Master Trust (“Master Trust”).  On September 30, 2011, the Money Market Fund redeemed its interest from the Portfolio of the Master Trust and now invests directly in investment securities, according to the investment policies and restrictions described in the Prospectus.

As a result of these changes, the following changes are made to the SAI:

(i)
All references in the SAI to the Money Market Fund being a “Portfolio” that utilizes the master-feeder structure are deleted, and, generally, all references to the “Master Trust” in the context of the Money Market Fund are deleted.  In addition, generally, all references to “Portfolio” shall mean the “Money Market Fund”.

(ii)	The first two sentences of the second paragraph under the heading “Organization and History of the Funds” on page 1 of the SAI is deleted and replaced with the following:

Until September 29, 2011, the Money Market Fund invested all of its investable assets in a corresponding portfolio with a similar name and an identical investment objective.  As of September 30, 2011 the Money Market Fund invests all of its assets directly in investment securities, according to its investment policies and restrictions as described in the Prospectus.

(iii)	The following sentence is added to the “Tax Information”- “Taxation of the Portfolio” section:

The American Beacon Money Market Select Fund (the “Money Market Fund”) no longer invests all of its investable assets in the Money Market Portfolio (the “Portfolio”) of the American Beacon Master Trust (“Master Trust”).

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE